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                                                                  EXHIBIT 10.3.a

                                                                  EXECUTION COPY

                                 AMENDMENT NO. 1

                            Dated as of June 25, 2004

                                       to

                               CUSTODIAN AGREEMENT

                            Dated as of June 5, 2003

            THIS AMENDMENT NO. 1 to CUSTODIAN AGREEMENT ("Amendment") is entered into as of June 25, 2004 by and among BAY VIEW AUTO RECEIVABLES OWNER TRUST (the "Issuer"), BAY VIEW ACCEPTANCE CORPORATION, a Nevada corporation ("Bay View Acceptance"), as custodian (in such capacity, the "Custodian") and JPMORGAN CHASE BANK, a New York banking corporation ("JPMorgan"), as indenture trustee (the "Indenture Trustee").

                             PRELIMINARY STATEMENTS

            A. The Issuer, Custodian and Indenture Trustee are parties to that certain Custodian Agreement dated as of June 5, 2003 (as the same may be amended, restated, supplemented or otherwise modified the "Custodian Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Custodian Agreement.

            B. The parties hereto have agreed to amend the Custodian Agreement as set forth herein.

            NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            SECTION 1. Amendments to the Custodian Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Custodian Agreement is hereby amended as follows:

            1.1 EXHIBIT A of the Custodian Agreement is hereby deleted in its entirety and replaced with ANNEX A attached hereto.

            SECTION 2. Conditions Precedent. This Amendment shall become effective as of the date first above written, upon receipt by the Indenture Trustee of a copy of this Amendment duly executed by each of the parties hereto and by the Majority Holders as required by Section 17 of the Custodian Agreement.

            SECTION 3. Covenants, Representations and Warranties of the Custodian and Depositor.

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            3.1 Upon the effectiveness of this Amendment, each of the Issuer,
Custodian and Indenture Trustee hereby reaffirms all covenants, representations and warranties made by it, as the same are amended hereby, in the Custodian Agreement and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.

            3.2 Each of the Issuer, Custodian and Indenture Trustee hereby represents and warrants as to itself that this Amendment constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity which may limit the availability of equitable remedies.

            SECTION 4. Reference to and Effect on the Custodian Agreement.

            4.1 Upon the effectiveness of this Amendment, each reference in the Custodian Agreement to "this Agreement," "hereunder," "hereof," "herein," "hereby" or words of like import shall mean and be a reference to the Custodian Agreement as amended hereby, and each reference to the Custodian Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Custodian Agreement shall mean and be a reference to the Custodian Agreement as amended hereby.

            4.2 Except as specifically amended hereby, the Custodian Agreement and other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

            4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Issuer or Indenture Trustee under the Custodian Agreement or of the Indenture Trustee, the Agent or the Noeholders under any of the other Transaction Documents, nor constitute a waiver of any provision contained therein.

            SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING
SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

            SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

            SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

            SECTION 8. Fees and Expenses. The Custodian hereby confirms its agreement to pay on demand all reasonable costs and expenses of the parties hereto and the parties requiring

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to consent hereto in connection with the preparation, execution and delivery of this Amendment and any of the other instruments, documents and agreements to be executed and/or delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel.

                                    * * * * *

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IN WITNESS WHEREOF, each of the parties hereto has caused this First Amendment to Custodian Agreement to be duly executed by their respective authorized officers as of the date and year first above written.

                                    JPMORGAN CHASE BANK, as Indenture Trustee

                                    By: /s/ Joseph Costantino
                                        ----------------------------
                                        Name: Joseph Costantino
                                        Title: Assistant Vice President

                               Signature Page to
                     Amendment No. 1 to Custodian Agreement

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                                    BAY VIEW ACCEPTANCE CORPORATION,
                                      as Custodian

                                    By: /s/ John Okubo
                                        ---------------------
                                        Name: John Okubo
                                        Title: Chief Financial Officer

                               Signature Page to
                     Amendment No. 1 to Custodian Agreement

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                            BAY VIEW AUTO RECEIVABLES OWNER TRUST, AS
                              Issuer

                            By: WILMINGTON TRUST COMPANY, not in its
                                individual capacity but solely as Owner Trustee

                            By: /s/ Mary Kay Pupillo
                                -------------------------------
                                Name: Mary Kay Pupillo
                                Title: Assistant Vice President

                               Signature Page to
                     Amendment No. 1 to Custodian Agreement

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                            SHEFFIELD RECEIVABLES CORPORATION, as
                              Noteholder

                            By: BARCLAYS BANK PLC, as its attorney-in-fact

                            By: /s/ Janette Lieu
                                ----------------------------
                                Name: Janette Lieu
                                Title: Director

                               Signature Page to
                     Amendment No. 1 to Custodian Agreement

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                                    BARCLAYS BANK PLC,
                                      as Noteholder

                                   By: /s/ Pierre Duleyrie
                                       -------------------
                                       Name: Pierre Duleyrie
                                       Title: Director

                               Signature Page to
                     Amendment No. 1 to Custodian Agreement

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                                UBS REAL ESTATE SECURITIES INC.,
                                  as Noteholder

                                By: /s/ Shahid Quraishi
                                    --------------------------------
                                    Name: Shahid Quraishi
                                    Title: Managing Director

                                UBS REAL ESTATE SECURITIES INC.,
                                  as Noteholder

                                By: /s/ Tamer El-Rayess
                                    -------------------
                                    Name: Tamer El-Rayess
                                    Title: Director

                               Signature Page to
                     Amendment No. 1 to Custodian Agreement

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                                     ANNEX A

                                    EXHIBIT A

                                     FORM OF
                        NOTICE OF FUNDING, CERTIFICATION
                             AND FUNDING CERTIFICATE

To: JPMorgan Chase Bank
    4 New York Plaza, 6th Floor
    New York, New York  10004-2477
    Attention:  ITS Structured Finance

    Barclays Bank PLC
    200 Park Avenue
    New York, New York  10166
    Attention:  Sheffield Receivables Corporation

    UBS Real Estate Securities Inc.
    1285 Avenue of the Americas
    New York, New York 10019
    Attention:

      Reference is made to (i) the Indenture, dated as of June 5, 2003 (as amended, supplemented, or otherwise modified from time to time in accordance with its terms, the "Indenture"), by and between Bay View Auto Receivables Owner Trust, as issuer (the "Issuer") and JPMorgan Chase Bank as indenture trustee (the "Indenture Trustee"), (ii) the Custodian Agreement, dated June 5, 2003 (as amended, supplemented, or otherwise modified from time to time in accordance with its terms, the "Custodian Agreement"), among Issuer, Indenture Trustee and Bay View Acceptance Corporation ("Bay View Acceptance"), as custodian (in such capacity, the "Custodian"), (iii) the Contribution Agreement, dated June 5, 2003 (as amended, supplemented, or otherwise modified from time to time in accordance with its terms, the "Contribution Agreement"), by and between Bay View Acceptance, as contributor (in such capacity, the "Contributor") and Bay View Receivables Corporation, as depositor (the "Depositor"), and (iv) the Sale and Servicing Agreement, dated June 5, 2003 (as amended, supplemented, or otherwise modified from time to time in accordance with its terms, the "Sale and Servicing Agreement"), by and among the Issuer, the Depositor, the Indenture Trustee, Systems & Services Technologies, Inc., as backup servicer, and Bay View Acceptance, as Contributor and servicer. Unless otherwise defined herein, capitalized terms have the meanings set forth in the Indenture and to the extent not defined therein, in the Custodian Agreement.

Notice of Funding, Certification
and Funding Certificate

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                                    ARTICLE 1
                               [NOTICE OF FUNDING]

                                   ARTICLE 2
                                 CERTIFICATION

      In accordance with the provisions of Section 4 of the Custodian Agreement, the Custodian hereby certifies that, as to each Receivable listed on the attached Schedule of Receivables, it has reviewed the Custodian File and has determined that (except as specifically listed on the exceptions report attached hereto): (i) all documents required to be delivered to it pursuant to Section 3 of the Custodian Agreement are in its possession; (ii) such documents have been reviewed by it and have not been mutilated, damaged, torn or otherwise physically altered and relate to such Receivable identified on the Schedule of Receivables; (iii) each of such documents which is required to be signed by the Obligor has been signed in the appropriate spaces; (iv) all necessary blanks in each document have been filled in and each document appears on its face to have been properly prepared, (v) the Custodian is not holding any original of the related retail installment contract other than the original of such retail installment contract that it is holding as custodian hereunder and to its knowledge, no other such original exists, (vi) neither the related retail installment contract nor any assignment thereof included in the Custodian File contains on its face any stamp or other evidence of any lien or security interest therein, and (vii) based on its examination, each contract related to such Receivables is an executed original counterpart. The exception report attached hereto lists the absence from each Custodian File of any document required to be included therein pursuant to Section 3 of the Custodian Agreement.

                                    ARTICLE 3
                              [FUNDING CERTIFICATE]

      This Notice of Funding, Certification and Funding Certificate may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

                            [SIGNATURE PAGES FOLLOWS]

Notice of Funding, Certification
and Funding Certificate

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      By signing in the space provided below, the Issuer hereby acknowledges and agrees that it is becoming a party to this Notice of Funding, Certification and Funding Certificate for, and will only be bound, by the certifications it has made as contained in Articles 1 and 3 hereof.

                       BAY VIEW AUTO RECEIVABLES OWNER TRUST, AS
                       ISSUER

                       BY: WILMINGTON TRUST COMPANY, not in its
                       individual capacity, but solely as Owner Trustee

                       BY:____________________________________________
                       NAME:__________________________________________
                       TITLE:_________________________________________

      By signing in the space provided below, the Depositor (i) hereby acknowledges and agrees that it is becoming a party to this Notice of Funding, Certification and Funding Certificate for, and will only be bound, by the certifications it has made as contained in Articles 1 and 3 hereof and (ii) as the Certificateholder of the Issuer, hereby directs the Owner Trustee indicated above to execute this Notice of Funding, Certification and Funding Certificate to the extent set forth herein on behalf of the Issuer.

                       BAY VIEW RECEIVABLES CORPORATION, AS DEPOSITOR

                       BY:____________________________________________
                       NAME: JOHN K. OKUBO
                       TITLE: SENIOR VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER

      By signing in the space provided below, Bay View Acceptance as Contributor and Custodian, as applicable, hereby acknowledges and agrees that it is becoming a party to this Notice of Funding, Certification and Funding Certificate for, and will be bound, by the certifications it has made as contained in Articles 1, 2 and 3 hereof.

Notice of Funding, Certification
and Funding Certificate

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                       BAY VIEW ACCEPTANCE CORPORATION, AS
                       CONTRIBUTOR AND CUSTODIAN

                       BY:____________________________________________
                       NAME: JOHN K. OKUBO
                       TITLE: CHIEF FINANCIAL OFFICER

Notice of Funding, Certification
and Funding Certificate

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